UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

TO

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2007

THE COAST DISTRIBUTION SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9511	94-2490990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Woodview Avenue, Morgan Hill, California	95037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 782-6686

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On March 13, 2007, The Coast Distribution System, Inc. filed a Current Report on Form 8-K dated March 8, 2007, which, among other things, (i) reported, under Item 7.01, the Company’s announcement, in a press release dated March 12, 2007, that its Board of Directors had declared a quarterly cash dividend, in the amount of $0.07 per share, for the quarter ending March 31, 2007 and (ii) attached a copy of that press release as Exhibit 99.2 to that Current Report. That Current Report and the press release, however, contained incorrect record and payment dates for that cash dividend.

Accordingly, this Amendment on Form 8-K/A is being filed to report the correct record and payment dates for that dividend, which are March 23, 2007 and April 6, 2007, respectively, and to furnish a copy of the corrected press release as Exhibit 99.2 to this amended Current Report on Form 8-K. Except as amended hereby, the Current Report on Form 8-K dated March 8, 2007 is unchanged.

Item 7.01	Regulation FD Disclosure

In the press release issued on March 12, 2007, we reported that our Board of Directors had, pursuant to its dividend policy, declared the quarterly cash dividend, for the quarter ending March 31, 2007, in the amount of $0.07 per share. That dividend is payable on April 6, 2007 to all stockholders of record as of March 23, 2007. A copy of that press release is attached as Exhibit 99.2 to, and incorporated by reference into, this Current Report on Form 8-K.

As stated in its press release, the declaration of cash dividends in the future, pursuant to the Company’s dividend policy, is subject to determination each quarter by the Board of Directors based on a number of factors, including the Company’s financial performance and its available cash resources. Also, it could become necessary for the Company to obtain the consent of its lender under its secured bank loan agreement in order to pay cash dividends in the future and for these reasons, as well as others, there can be no assurance that the Board of Directors will not decide to reduce the amount, or suspend or discontinue the payment, of cash dividends in the future.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 701 of this Current Report on Form 8-K, together with Exhibit 99.2, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and such information and Exhibits shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description of Exhibit
99.1	Description of Coast Distribution System, Inc. 2007 Management Bonus Plan. (Previously filed.)

99.2	Press Release issued March 12, 2007 announcing the declaration of a $0.07 per share cash dividend for the quarter ending March 31, 2007 (as corrected).

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COAST DISTRIBUTION SYSTEM, INC.

Date: March 13, 2007	By:	/s/ SANDRA A. KNELL
Sandra A. Knell, Executive Vice President and Chief Financial Officer

3

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
99.1	Description of Coast Distribution System, Inc. 2007 Management Bonus Plan. (Previously filed.)

99.2	Press Release issued March 12, 2007 announcing the declaration of a $0.07 per share cash dividend for the quarter ending March 31, 2007 (as corrected).

E-1